UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January
12, 2026 (January 9, 2026)

Citigroup Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-9924	52-1568099
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

388 Greenwich, New York, New York		10013
(Address of principal executive offices)		(Zip Code)
(212)
559-1000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934 formatted in Inline XBRL: See Exhibit 99.1.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule
12b-2
of the Securities Exchange Act of 1934 (17 CFR
§240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CITIGROUP INC.
Current Report on Form
8-K

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

4.1	Eighth Supplemental Indenture dated as of January 9, 2026 between Citigroup Inc. and The Bank of New York Mellon, as trustee, to Indenture dated as of March 15, 1987

4.2	Fifth Supplemental Indenture dated as of January 9, 2026 between Citigroup Inc. and The Bank of New York Mellon, as trustee, to Indenture dated as of October 7, 1996

4.3	Twelfth Supplemental Indenture dated as of January 9, 2026 between Citigroup Inc. and The Bank of New York Mellon, as trustee, to Indenture dated as of July 23, 2004

4.4	Third Supplemental Indenture dated as of January 9, 2026 between Citigroup Inc. and The Bank of New York Mellon, as trustee, to Indenture dated as of June 1, 2005

4.5	Fourth Supplemental Indenture dated as of January 9, 2026 between Citigroup Global Markets Holdings Inc., Citigroup Inc. and The Bank of New York Mellon, as trustee, to Indenture dated as of March 8, 2016

99.1	Citigroup Inc. securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934 as of the filing date

104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated January 12, 2026	CITIGROUP INC.

/s/ Karen Wang
	By:	Karen Wang
Assistant Secretary